Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE BECOMES THE SECOND LARGEST CLOUD SAAS COMPANY IN THE WORLD

Q4 SaaS and PaaS Subscriptions Up 25% to $322 million, Q4 IaaS Subscription Revenue Up 13% to $128 million

REDWOOD SHORES, Calif., June 19, 2014 — Oracle Corporation (NYSE: ORCL) today announced that fiscal 2014 Q4 total revenues were up 3% to $11.3 billion. Software and Cloud revenues were up 4% to $8.9 billion. GAAP Cloud software-as-a-service (SaaS) and platform-as-a-service (PaaS) revenues were up 25% to $322 million, while non-GAAP SaaS and PaaS revenues were up 23% to $327 million. In addition, Cloud infrastructure-as-a-service (IaaS) revenues were up 13% to $128 million. New software licenses revenues were unchanged at $3.8 billion. Software license updates and product support revenues were up 7% to $4.7 billion. Overall hardware systems revenues were up 2% to $1.5 billion with hardware systems products up 2% to $870 million, and hardware systems support up 2% to $596 million.

In Q4, both GAAP and non-GAAP earnings per share were lowered by $0.02 due to a non-operating loss caused by exchange rate changes in Venezuela. Furthermore, last year’s Q4 GAAP earnings per share increased $0.04 because of a $269 million acquisition price reduction. As a result of these two factors, Q4 GAAP earnings per share were unchanged at $0.80 compared with last year, while GAAP net income was down 4% to $3.6 billion, and GAAP operating income was down 2% to $4.9 billion. Q4 GAAP operating margin was 43% in the quarter. Non-GAAP earnings per share were up 6% to $0.92, but would have been $0.94 if not for the currency loss in Venezuela. Non-GAAP net income was up 2% to $4.2 billion while non-GAAP operating income was up 3% to $5.8 billion. The non-GAAP operating margin was 51%. GAAP operating cash flow on a trailing twelve-month basis was $14.9 billion.

For fiscal year 2014, total revenues were up 3% at $38.3 billion. GAAP Software and Cloud revenues were up 5%. GAAP Cloud SaaS and PaaS revenues were up 23% to $1.1 billion while Cloud IaaS revenues were $456 million. New software licenses revenues were unchanged at $9.4 billion while software license updates and product support revenues were up 6% to $18.2 billion. Total hardware system revenues were flat at $5.4 billion. GAAP operating income was up 1% to $14.8 billion, and GAAP operating margin was 39%. Non-GAAP operating income was up 3% to $18.1 billion, and non-GAAP operating margin was 47%. GAAP net income was unchanged at $11.0 billion, while non-GAAP net income was up 2% to $13.2 billion. GAAP earnings per share were $2.38, up 5% compared to last year while non-GAAP earnings per share were $2.87, up 7%.

“Our cloud subscription business is now approaching a run rate of $2 billion a year,” said Oracle President and CFO Safra Catz. “As this business has transitioned, more software revenues are being recognized over the life of a subscription rather than upfront. We’re making this transition to cloud subscriptions and ratable revenue recognition while continuously increasing our top-line revenue and our bottom-line profits year-after-year.”

“We have transformed Sun’s commodity hardware business into a profitable and growing Engineered Systems business,” said Oracle President Mark Hurd. “Our overall hardware business grew 2% in constant currency this past year. We saw record levels of Engineered Systems shipments and expect to deliver our 10,000th unit in Q1.”

“Oracle is now the second largest SaaS company in the world,” said Oracle CEO Larry Ellison. “In SaaS, we’re in front of everybody but salesforce.com. In IaaS we’re larger and more profitable than Rackspace. We have by far the most complete portfolio of modern SaaS and PaaS products in the industry: CRM: Sales, Service & Marketing; HCM: HR, Payroll & Talent; ERP: Accounting, Procurement, Supply Chain & more. All these SaaS products run on the world’s most powerful PaaS: the Oracle in-memory multitenant database and Java. We plan to increase our focus on the Cloud and become number one in both the SaaS and the PaaS businesses.”

The Board of Directors declared a quarterly cash dividend of $0.12 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on July 9, 2014, with a payment date of July 30, 2014.

Q4 Fiscal 2014 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (913) 312-6699, Passcode: 822011. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q4 results and Fiscal 2014 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (719) 457-0820 or (888) 203-1112, Passcode: 1625971.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our cloud subscription run rate, the timing of the delivery of our 10,000th Engineered Systems unit, and our plans to increase our focus on the Cloud and become number one in SaaS and PaaS, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the continued slow economic recovery in the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (3) Our cloud computing strategy, including our Oracle Cloud Software-as-a-Service, Platform-as-a-Service and Infrastructure-as-a-Service offerings, may not be successful. (4) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of June 19, 2014. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2014 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase		% Increase (Decrease)
	2014	% of Revenues		2013	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$3,769	33%		$3,769	35%		0%		(1%	)
Cloud software-as-a-service and platform-as-a-service	322	3%		257	2%		25%		25%
Cloud infrastructure-as-a-service	128	1%		113	1%		13%		13%
Software license updates and product support	4,695	42%		4,402	40%		7%		6%

Software and Cloud Revenues	8,914	79%		8,541	78%		4%		4%

Hardware systems products	870	8%		849	8%		2%		3%
Hardware systems support	596	5%		582	5%		2%		2%

Hardware Systems Revenues	1,466	13%		1,431	13%		2%		3%

Services Revenues	940	8%		975	9%		(4%	)	(3%	)

Total Revenues	11,320	100%		10,947	100%		3%		3%

OPERATING EXPENSES
Sales and marketing	2,241	20%		2,125	19%		6%		5%
Cloud software-as-a-service and platform-as-a-service	137	1%		101	1%		36%		35%
Cloud infrastructure-as-a-service	84	1%		76	1%		10%		11%
Software license updates and product support	303	3%		316	3%		(4%	)	(4%	)
Hardware systems products	443	4%		413	4%		7%		8%
Hardware systems support	205	2%		220	2%		(7%	)	(6%	)
Services	759	7%		785	7%		(3%	)	(3%	)
Research and development	1,349	12%		1,264	12%		7%		7%
General and administrative	265	2%		274	2%		(3%	)	(3%	)
Amortization of intangible assets	568	5%		596	5%		(5%	)	(5%	)
Acquisition related and other (2)	20	0%		(257)	(2%	)	108%		108%
Restructuring	37	0%		34	0%		8%		4%

Total Operating Expenses	6,411	57%		5,947	54%		8%		8%

OPERATING INCOME	4,909	43%		5,000	46%		(2%	)	(3%	)
Interest expense	(239)	(2%	)	(210)	(2%	)	14%		14%
Non-operating (expense) income, net	(81)	0%		35	0%		328%		324%

INCOME BEFORE PROVISION FOR INCOME TAXES	4,589	41%		4,825	44%		(5%	)	(6%	)

Provision for income taxes	943	9%		1,018	9%		(7%	)	(8%	)

NET INCOME	$3,646	32%		$3,807	35%		(4%	)	(5%	)

EARNINGS PER SHARE:
Basic	$0.81			$0.81
Diluted	$0.80			$0.80
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,475			4,684
Diluted	4,569			4,756

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2014 compared with the corresponding prior year period increased our operating income by 1 percentage point.

(2)	Acquisition related and other expenses for the quarter ended May 31, 2013 included a net benefit of $269 million due to an acquisition related item.

ORACLE CORPORATION

Q4 FISCAL 2014 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2014 GAAP	Adj.	2014 Non-GAAP	2013 GAAP	Adj.	2013 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4)	$11,320	$6	$11,326	$10,947	$14	$10,961	3%		3%		3%		3%

TOTAL SOFTWARE AND CLOUD REVENUES (3)	$8,914	$5	$8,919	$8,541	$10	$8,551	4%		4%		4%		4%
New software licenses	3,769	—	3,769	3,769	—	3,769	0%		0%		(1%	)	(1%	)
Cloud software-as-a-service and platform-as-a-service (3)	322	5	327	257	8	265	25%		23%		25%		23%
Cloud infrastructure-as-a-service	128	—	128	113	—	113	13%		13%		13%		13%
Software license updates and product support	4,695	—	4,695	4,402	2	4,404	7%		7%		6%		6%
TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,466	$1	$1,467	$1,431	$4	$1,435	2%		2%		3%		2%
Hardware systems products	870	—	870	849	—	849	2%		2%		3%		3%
Hardware systems support (4)	596	1	597	582	4	586	2%		2%		2%		2%

TOTAL OPERATING EXPENSES	$6,411	$(841)	$5,570	$5,947	$(559)	$5,388	8%		3%		8%		3%
Stock-based compensation (5)	216	(216)	—	186	(186)	—	16%		*		16%		*
Amortization of intangible assets (6)	568	(568)	—	596	(596)	—	(5%	)	*		(5%	)	*
Acquisition related and other	20	(20)	—	(257)	257	—	108%		*		108%		*
Restructuring	37	(37)	—	34	(34)	—	8%		*		4%		*
OPERATING INCOME	$4,909	$847	$5,756	$5,000	$573	$5,573	(2%	)	3%		(3%	)	2%

OPERATING MARGIN %	43%		51%	46%		51%	(231) bp.		(2) bp.		(255) bp.		(24) bp.
INCOME TAX EFFECTS (7)	$943	$308	$1,251	$1,018	$266	$1,284	(7%	)	(3%	)	(8%	)	(4%	)

NET INCOME	$3,646	$539	$4,185	$3,807	$307	$4,114	(4%	)	2%		(5%	)	1%
DILUTED EARNINGS PER SHARE	$0.80		$0.92	$0.80		$0.87	0%		6%		(1%	)	5%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,569	—	4,569	4,756	—	4,756	(4%	)	(4%	)	(4%	)	(4%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2014, approximately $3 million in estimated revenues related to assumed cloud software-as-a-service and platform-as-a-service contracts will not be recognized for fiscal 2015 due to business combination accounting rules.

(4)	As of May 31, 2014, approximately $2 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2015 due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended May 31, 2014			Three Months Ended May 31, 2013
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$46	$(46)	$—	$33	$(33)	$—
Cloud software-as-a-service and platform-as-a-service	3	(3)	—	2	(2)	—
Cloud infrastructure-as-a-service	1	(1)	—	2	(2)	—
Software license updates and product support	6	(6)	—	5	(5)	—
Hardware systems products	1	(1)	—	1	(1)	—
Hardware systems support	1	(1)	—	1	(1)	—
Services	12	(12)	—	6	(6)	—
Research and development	101	(101)	—	93	(93)	—
General and administrative	45	(45)	—	43	(43)	—

Subtotal	216	(216)	—	186	(186)	—

Acquisition related and other	7	(7)	—	4	(4)	—

Total stock-based compensation	$223	$(223)	$—	$190	$(190)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of May 31, 2014 was as follows:

Fiscal 2015	$1,934
Fiscal 2016	1,337
Fiscal 2017	741
Fiscal 2018	607
Fiscal 2019	508
Thereafter	980

Total intangible assets subject to amortization	6,107
In-process research and development	30

Total intangible assets, net	$6,137

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 20.5% and 21.1% in the fourth quarter of fiscal 2014 and 2013, respectively, and an effective non-GAAP tax rate of 23.0% and 23.8% in the fourth quarter of fiscal 2014 and 2013, respectively. The differences between our GAAP and non-GAAP tax rates in the fourth quarter of fiscal 2014 and 2013 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2014 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,						% Increase		% Increase (Decrease)
	2014	% of Revenues		2013	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$9,416	25%		$9,411	25%		0%		1%
Cloud software-as-a-service and platform-as-a-service	1,121	3%		910	3%		23%		24%
Cloud infrastructure-as-a-service	456	1%		457	1%		0%		1%
Software license updates and product support	18,206	47%		17,142	46%		6%		7%

Software and Cloud Revenues	29,199	76%		27,920	75%		5%		5%

Hardware systems products	2,976	8%		3,033	8%		(2%	)	(1%	)
Hardware systems support	2,396	6%		2,313	6%		4%		5%

Hardware Systems Revenues	5,372	14%		5,346	14%		0%		2%

Services Revenues	3,704	10%		3,914	11%		(5%	)	(4%	)

Total Revenues	38,275	100%		37,180	100%		3%		4%

OPERATING EXPENSES
Sales and marketing	7,567	20%		7,062	19%		7%		8%
Cloud software-as-a-service and platform-as-a-service	455	1%		327	1%		39%		40%
Cloud infrastructure-as-a-service	308	1%		304	1%		1%		3%
Software license updates and product support	1,162	3%		1,175	3%		(1%	)	1%
Hardware systems products	1,521	4%		1,501	4%		1%		3%
Hardware systems support	836	2%		890	2%		(6%	)	(5%	)
Services	2,954	8%		3,182	9%		(7%	)	(6%	)
Research and development	5,151	13%		4,850	13%		6%		7%
General and administrative	1,038	3%		1,072	3%		(3%	)	(2%	)
Amortization of intangible assets	2,300	6%		2,385	7%		(4%	)	(4%	)
Acquisition related and other (2)	41	0%		(604)	(2%	)	107%		107%
Restructuring	183	0%		352	1%		(48%	)	(49%	)

Total Operating Expenses	23,516	61%		22,496	61%		5%		6%

OPERATING INCOME	14,759	39%		14,684	39%		1%		1%
Interest expense	(914)	(3%	)	(797)	(2%	)	15%		15%
Non-operating (expense) income, net	(141)	0%		11	0%		1,343%		1,749%

INCOME BEFORE PROVISION FOR INCOME TAXES	13,704	36%		13,898	37%		(1%	)	0%

Provision for income taxes	2,749	7%		2,973	8%		(7%	)	(6%	)

NET INCOME	$10,955	29%		$10,925	29%		0%		1%

EARNINGS PER SHARE:
Basic	$2.42			$2.29
Diluted	$2.38			$2.26
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,528			4,769
Diluted	4,604			4,844

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2014 compared with the corresponding prior year period decreased our revenues by 1 percentage point and operating expenses by 1 percentage point.

(2)	Acquisition related and other expenses for the year ended May 31, 2013 included a benefit of $306 million related to certain litigation and a net benefit of $387 million due to an acquisition related item.

ORACLE CORPORATION

FISCAL 2014 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2014 GAAP	Adj.	2014 Non-GAAP	2013 GAAP	Adj.	2013 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4)	$38,275	$31	$38,306	$37,180	$73	$37,253	3%		3%		4%		4%

TOTAL SOFTWARE AND CLOUD REVENUES (3)	$29,199	$20	$29,219	$27,920	$59	$27,979	5%		4%		5%		5%
New software licenses	9,416	—	9,416	9,411	—	9,411	0%		0%		1%		1%
Cloud software-as-a-service and platform-as-a-service (3)	1,121	17	1,138	910	45	955	23%		19%		24%		20%
Cloud infrastructure-as-a-service	456	—	456	457	—	457	0%		0%		1%		1%
Software license updates and product support	18,206	3	18,209	17,142	14	17,156	6%		6%		7%		7%
TOTAL HARDWARE SYSTEMS REVENUES (4)	$5,372	$11	$5,383	$5,346	$14	$5,360	0%		0%		2%		2%
Hardware systems products	2,976	—	2,976	3,033	—	3,033	(2%	)	(2%	)	(1%	)	(1%	)
Hardware systems support (4)	2,396	11	2,407	2,313	14	2,327	4%		3%		5%		5%

TOTAL OPERATING EXPENSES	$23,516	$(3,319)	$20,197	$22,496	$(2,855)	$19,641	5%		3%		6%		4%
Stock-based compensation (5)	795	(795)	—	722	(722)	—	10%		*		10%		*
Amortization of intangible assets (6)	2,300	(2,300)	—	2,385	(2,385)	—	(4%	)	*		(4%	)	*
Acquisition related and other	41	(41)	—	(604)	604	—	107%		*		107%		*
Restructuring	183	(183)	—	352	(352)	—	(48%	)	*		(49%	)	*
OPERATING INCOME	$14,759	$3,350	$18,109	$14,684	$2,928	$17,612	1%		3%		1%		4%

OPERATING MARGIN %	39%		47%	39%		47%	(93) bp.		0 bp.		(94) bp.		(8) bp.
INCOME TAX EFFECTS (7)	$2,749	$1,091	$3,840	$2,973	$896	$3,869	(7%	)	(1%	)	(6%	)	0%

NET INCOME	$10,955	$2,259	$13,214	$10,925	$2,032	$12,957	0%		2%		1%		3%
DILUTED EARNINGS PER SHARE	$2.38		$2.87	$2.26		$2.68	5%		7%		7%		8%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,604	—	4,604	4,844	—	4,844	(5%	)	(5%	)	(5%	)	(5%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2014, approximately $3 million in estimated revenues related to assumed cloud software-as-a-service and platform-as-a-service contracts will not be recognized for fiscal 2015 due to business combination accounting rules.

(4)	As of May 31, 2014, approximately $2 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2015 due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Year Ended May 31, 2014			Year Ended May 31, 2013
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$165	$(165)	$—	$137	$(137)	$—
Cloud software-as-a-service and platform-as-a-service	8	(8)	—	10	(10)	—
Cloud infrastructure-as-a-service	4	(4)	—	8	(8)	—
Software license updates and product support	22	(22)	—	20	(20)	—
Hardware systems products	5	(5)	—	3	(3)	—
Hardware systems support	6	(6)	—	5	(5)	—
Services	29	(29)	—	23	(23)	—
Research and development	385	(385)	—	352	(352)	—
General and administrative	171	(171)	—	164	(164)	—

Subtotal	795	(795)	—	722	(722)	—

Acquisition related and other	10	(10)	—	33	(33)	—

Total stock-based compensation	$805	$(805)	$—	$755	$(755)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of May 31, 2014 was as follows:

Fiscal 2015	$1,934
Fiscal 2016	1,337
Fiscal 2017	741
Fiscal 2018	607
Fiscal 2019	508
Thereafter	980

Total intangible assets subject to amortization	6,107
In-process research and development	30

Total intangible assets, net	$6,137

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 20.1% and 21.4% in fiscal 2014 and 2013, respectively, and an effective non-GAAP tax rate of 22.5% and 23.0% in fiscal 2014 and 2013, respectively. The differences between our GAAP and non-GAAP tax rates in fiscal 2014 and 2013 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2014 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2014	May 31, 2013
ASSETS

Current Assets:
Cash and cash equivalents	$17,769	$14,613
Marketable securities	21,050	17,603
Trade receivables, net	6,087	6,049
Inventories	189	240
Deferred tax assets	914	974
Prepaid expenses and other current assets	2,129	2,213

Total Current Assets	48,138	41,692
Non-Current Assets:
Property, plant and equipment, net	3,061	3,053
Intangible assets, net	6,137	6,640
Goodwill	29,652	27,343
Deferred tax assets	837	766
Other assets	2,519	2,318

Total Non-Current Assets	42,206	40,120

TOTAL ASSETS	$90,344	$81,812

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$1,508	$—
Accounts payable	471	419
Accrued compensation and related benefits	1,940	1,851
Income taxes payable	416	911
Deferred revenues	7,269	7,118
Other current liabilities	2,785	2,573

Total Current Liabilities	14,389	12,872
Non-Current Liabilities:
Notes payable and other non-current borrowings	22,667	18,494
Income taxes payable	4,184	3,899
Other non-current liabilities	1,657	1,402

Total Non-Current Liabilities	28,508	23,795

Equity	47,447	45,145

TOTAL LIABILITIES AND EQUITY	$90,344	$81,812

ORACLE CORPORATION

FISCAL 2014 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2014	2013
Cash Flows From Operating Activities:
Net income	$10,955	$10,925
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	608	546
Amortization of intangible assets	2,300	2,385
Deferred income taxes	(248)	(117)
Stock-based compensation	805	755
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	480	410
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(250)	(241)
Other, net	311	155
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	146	385
Decrease (increase) in inventories	57	(66)
Increase in prepaid expenses and other assets	(143)	(555)
Increase (decrease) in accounts payable and other liabilities	48	(541)
(Decrease) increase in income taxes payable	(320)	35
Increase in deferred revenues	172	148

Net cash provided by operating activities	14,921	14,224

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(32,316)	(32,160)
Proceeds from maturities and sales of marketable securities and other investments	28,845	30,159
Acquisitions, net of cash acquired	(3,488)	(3,305)
Capital expenditures	(580)	(650)

Net cash used for investing activities	(7,539)	(5,956)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(9,813)	(11,021)
Proceeds from issuances of common stock	2,135	1,527
Payments of dividends to stockholders	(2,178)	(1,433)
Proceeds from borrowings, net of issuance costs	5,566	4,974
Repayments of borrowings	—	(2,950)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	250	241
Distributions to noncontrolling interests	(28)	(31)
Other, net	—	193

Net cash used for financing activities	(4,068)	(8,500)

Effect of exchange rate changes on cash and cash equivalents	(158)	(110)

Net increase (decrease) in cash and cash equivalents	3,156	(342)

Cash and cash equivalents at beginning of period	14,613	14,955

Cash and cash equivalents at end of period	$17,769	$14,613

ORACLE CORPORATION

FISCAL 2014 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2013				Fiscal 2014
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$13,993	$13,533	$13,717	$14,224	$14,845	$15,196	$15,029	$14,921

Capital Expenditures (2)	(627)	(710)	(684)	(650)	(664)	(578)	(609)	(580)

Free Cash Flow	$13,366	$12,823	$13,033	$13,574	$14,181	$14,618	$14,420	$14,341

% Growth over prior year	8%	2%	1%	4%	6%	14%	11%	6%
GAAP Net Income	$10,175	$10,564	$10,571	$10,925	$11,082	$11,054	$11,115	$10,955

Free Cash Flow as a % of Net Income	131%	121%	123%	124%	128%	132%	130%	131%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Derived from capital expenditures as reported in cash flows from investing activities as per our consolidated statements of cash flows presented in accordance with GAAP.

ORACLE CORPORATION

FISCAL 2014 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2013										Fiscal 2014
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL
REVENUES

New software licenses	$1,371		$2,171		$2,101		$3,769		$9,411		$1,399		$2,121		$2,128		$3,769		$9,416
Cloud software-as-a-service and platform-as-a-service	203		218		231		257		910		254		259		287		322		1,121
Cloud infrastructure-as-a-service	119		114		110		113		457		109		97		121		128		456
Software license updates and product support	4,140		4,260		4,340		4,402		17,142		4,431		4,516		4,564		4,695		18,206

Software and Cloud Revenues	5,833		6,763		6,782		8,541		27,920		6,193		6,993		7,100		8,914		29,199
Hardware systems products	779		734		671		849		3,033		669		714		725		870		2,976
Hardware systems support	574		587		570		582		2,313		592		609		598		596		2,396

Hardware Systems Revenues	1,353		1,321		1,241		1,431		5,346		1,261		1,323		1,323		1,466		5,372
Services Revenues	995		1,010		935		975		3,914		918		959		884		940		3,704

Total Revenues	$8,181		$9,094		$8,958		$10,947		$37,180		$8,372		$9,275		$9,307		$11,320		$38,275

AS REPORTED REVENUE GROWTH RATES
New software licenses	(3%	)	11%		(7%	)	(1%	)	0%		2%		(2%	)	1%		0%		0%
Cloud software-as-a-service and platform-as-a-service	138%		145%		111%		50%		100%		25%		19%		24%		25%		23%
Cloud infrastructure-as-a-service	13%		5%		(1%	)	(4%	)	3%		(9%	)	(15%	)	10%		13%		0%
Software license updates and product support	3%		7%		7%		6%		6%		7%		6%		5%		7%		6%
Software and Cloud Revenues	4%		10%		4%		3%		5%		6%		3%		5%		4%		5%

Hardware systems products	(24%	)	(23%	)	(23%	)	(13%	)	(21%	)	(14%	)	(3%	)	8%		2%		(2%	)
Hardware systems support	(11%	)	(6%	)	(6%	)	(3%	)	(7%	)	3%		4%		5%		2%		4%
Hardware Systems Revenues	(19%	)	(16%	)	(16%	)	(9%	)	(15%	)	(7%	)	0%		7%		2%		0%
Services Revenues	(7%	)	(6%	)	(9%	)	(10%	)	(8%	)	(8%	)	(5%	)	(5%	)	(4%	)	(5%	)

Total Revenues	(2%	)	3%		(1%	)	0%		0%		2%		2%		4%		3%		3%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	2%		12%		(6%	)	0%		1%		5%		0%		3%		(1%	)	1%
Cloud software-as-a-service and platform-as-a-service	139%		145%		111%		51%		100%		26%		20%		25%		25%		24%
Cloud infrastructure-as-a-service	18%		6%		0%		(2%	)	5%		(7%	)	(14%	)	11%		13%		1%
Software license updates and product support	8%		8%		8%		8%		8%		8%		7%		7%		6%		7%
Software and Cloud Revenues	9%		11%		5%		5%		7%		8%		5%		6%		4%		5%
Hardware systems products	(21%	)	(23%	)	(22%	)	(12%	)	(19%	)	(13%	)	(2%	)	10%		3%		(1%	)
Hardware systems support	(6%	)	(5%	)	(5%	)	(1%	)	(4%	)	5%		5%		7%		2%		5%
Hardware Systems Revenues	(15%	)	(16%	)	(15%	)	(8%	)	(13%	)	(6%	)	1%		9%		3%		2%

Services Revenues	(2%	)	(4%	)	(8%	)	(9%	)	(6%	)	(6%	)	(3%	)	(3%	)	(3%	)	(4%	)
Total Revenues	3%		5%		0%		2%		2%		4%		3%		6%		3%		4%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,324		$4,787		$4,698		$5,911		$19,719		$4,517		$4,995		$4,953		$5,857		$20,323
Europe, Middle East & Africa	2,383		2,701		2,745		3,328		11,158		2,439		2,817		2,923		3,768		11,946
Asia Pacific	1,474		1,606		1,515		1,708		6,303		1,416		1,463		1,431		1,695		6,006

Total Revenues	$8,181		$9,094		$8,958		$10,947		$37,180		$8,372		$9,275		$9,307		$11,320		$38,275

HEADCOUNT
GEOGRAPHIC AREA
Americas	49,145		49,584		50,402		51,519				53,465		53,073		53,799		53,827
Europe, Middle East & Africa	22,584		22,594		22,592		22,860				23,349		23,178		23,350		23,339
Asia Pacific	44,170		45,051		45,663		45,855				45,513		45,617		45,561		45,108

Total Company	115,899		117,229		118,657		120,234				122,327		121,868		122,710		122,274

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013 and 2012 for the fiscal 2014 and fiscal 2013 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

FISCAL 2014 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2013										Fiscal 2014
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL
AMERICAS

Software and cloud revenues	$3,164		$3,641		$3,651		$4,686		$15,142		$3,434		$3,808		$3,847		$4,649		$15,737

Hardware systems revenues	$652		$648		$577		$728		$2,604		$640		$694		$655		$747		$2,736

AS REPORTED GROWTH RATES
Software and cloud revenues	8%		13%		4%		5%		7%		9%		5%		5%		(1%	)	4%
Hardware systems revenues	(16%	)	(17%	)	(17%	)	(7%	)	(14%	)	(2%	)	7%		14%		3%		5%
CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	10%		13%		5%		6%		8%		9%		6%		7%		1%		5%
Hardware systems revenues	(15%	)	(17%	)	(17%	)	(7%	)	(14%	)	(1%	)	8%		16%		5%		6%

EUROPE / MIDDLE EAST / AFRICA
Software and cloud revenues	$1,699		$1,993		$2,073		$2,627		$8,393		$1,816		$2,155		$2,245		$3,032		$9,249

Hardware systems revenues	$402		$391		$390		$411		$1,594		$358		$372		$403		$440		$1,572

AS REPORTED GROWTH RATES
Software and cloud revenues	(4%	)	5%		5%		5%		3%		7%		8%		8%		15%		10%
Hardware systems revenues	(31%	)	(22%	)	(18%	)	(10%	)	(21%	)	(11%	)	(5%	)	3%		7%		(1%	)

CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	7%		8%		5%		6%		6%		4%		6%		6%		10%		7%
Hardware systems revenues	(22%	)	(19%	)	(18%	)	(9%	)	(17%	)	(13%	)	(6%	)	2%		3%		(3%	)

ASIA PACIFIC

Software and cloud revenues	$970		$1,129		$1,058		$1,228		$4,385		$943		$1,030		$1,008		$1,233		$4,213

Hardware systems revenues	$299		$282		$274		$292		$1,148		$263		$257		$265		$279		$1,064

AS REPORTED GROWTH RATES
Software and cloud revenues	6%		10%		1%		(5%	)	2%		(3%	)	(9%	)	(5%	)	0%		(4%	)
Hardware systems revenues	(7%	)	(5%	)	(10%	)	(12%	)	(9%	)	(12%	)	(9%	)	(3%	)	(4%	)	(7%	)
CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	10%		10%		5%		0%		6%		8%		0%		3%		3%		3%
Hardware systems revenues	(4%	)	(6%	)	(7%	)	(9%	)	(7%	)	(5%	)	(3%	)	3%		(3%	)	(2%	)

TOTAL COMPANY
Software and cloud revenues	$5,833		$6,763		$6,782		$8,541		$27,920		$6,193		$6,993		$7,100		$8,914		$29,199

Hardware systems revenues	$1,353		$1,321		$1,241		$1,431		$5,346		$1,261		$1,323		$1,323		$1,466		$5,372

AS REPORTED GROWTH RATES
Software and cloud revenues	4%		10%		4%		3%		5%		6%		3%		5%		4%		5%
Hardware systems revenues	(19%	)	(16%	)	(16%	)	(9%	)	(15%	)	(7%	)	0%		7%		2%		0%

CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	9%		11%		5%		5%		7%		8%		5%		6%		4%		5%
Hardware systems revenues	(15%	)	(16%	)	(15%	)	(8%	)	(13%	)	(6%	)	1%		9%		3%		2%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013 and 2012 for the fiscal 2014 and fiscal 2013 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q4 FISCAL 2014 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Cloud software-as-a-service and platform-as-a-service, software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software-as-a-service and platform-as-a-service contracts, software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software-as-a-service and platform-as-a-service revenues, software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software-as-a-service and platform-as-a-service and hardware systems support contracts; however, we cannot be certain that our customers will renew our cloud software-as-a-service and platform-as-a-service contracts, software license updates and product support contracts or our hardware systems support contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.